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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 2009
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                       GOLDEN RIVER RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)
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        Delaware                     0-16097                    98-007697
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
    of Incorporation)              File Number)            Identification No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
               (Address of Principal Executive Office) (Zip Code)

                                 61-3-8532-2860
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 2.01:  Completion of Acquisition or Disposition of Assets

           On June 10, 2009, Golden River Resources Corporation (the "Company") closed the second tranche of the offering by Acadian Mining Corporation ("Acadian") pursuant to the terms of the previously announced Subscription Agreements dated March 31, 2009 and by and among the Company and Acadian. As a result of the closing, the Company holds a19.9% equity interest in Acadian.

           On June 10, 2009, the Company filed a Current Report on Form 8-K (the "Current Report") to report the completion of the second tranche of the offering by Acadian. The sole purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01.

Item 9.01:  Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

           The following historical consolidated audited financial statements of Acadian are attached hereto as Exhibit 99.1 and incorporated herein by reference:

o        Independent Auditors' Report
o        Consolidated Balance Sheets as of December 31, 2008 and December 31,
         2007
o Consolidated Statements of Loss and Comprehensive Loss and Statement of Deficit for each of the two years ended December 31, 2008
o Consolidated Statements of Cash Flows for each of the two years ended December 31, 2008
o        Notes to Consolidated Financial Statements

           The following historical consolidated interim unaudited financial statements of Acadian are attached hereto as Exhibit 99.2 and incorporated herein by reference:

o        Consolidated Balance Sheet as of March 31, 2009
o Consolidated Statements of Operations and Deficit for each of the three months ended March 31, 2009 and March 31, 2008
o Consolidated Statements of Cash Flows for each of the three months ended March 31, 2009 and March 31, 2008
o        Notes to Consolidated Financial Statements

(b)      Unaudited Pro Forma Financial Information

           The following unaudited pro forma financial information for the Company is attached hereto as Exhibit 99.3 and incorporated herein by reference:

o        Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2009
o Unaudited Pro Forma Consolidated Statement of Operations for the year ended June 30, 2008 and the nine months ended March 31, 2009
o        Notes to Unaudited Pro Forma Consolidated Financial Statements

(c)      Exhibits

2.1 Subscription Agreement dated March 31, 2009 between Golden River Resources Corporation and Acadian Mining Corporation. (Previously filed)

2.2 Subscription Agreement dated July 9, 2009 between Golden River Resources Corporation and Acadian Mining Corporation.

99.1 Financial Statements listed in Item 9.01(a)

99.2 Financial Statements listed in Item 9.01(a)

99.3 Unaudited Pro Forma Financial Information listed in Item 9.01(b)

                                  EXHIBIT INDEX

Exhibit Number             Description
--------------------       -------------------------------------------
2.1                        Subscription  Agreement  dated March 31, 2009 between
                           Golden River Resources Corporation and Acadian Mining
                           Corporation (Previously filed)

2.2 Subscription Agreement dated July 9, 2009 between Golden River Resources Corporation and Acadian Mining Corporation

99.1                       Financial Statements listed in Item 9.01(a)

99.2                       Financial Statements listed in Item 9.01(a)

99.3                       Unaudited Pro Forma Financial Information listed in
                           Item 9.01(b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GOLDEN RIVER RESOURCES CORPORATION (Company)

                                  By:





                                       /s/ Peter Lee
                                       -----------------------------------

                                        Peter Lee
                                        Secretary


Dated: August 5, 2009